BASIC AND DILUTED NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
BASIC AND DILUTED NET LOSS PER SHARE
NOTE 15:-	BASIC AND DILUTED NET LOSS PER SHARE

	Year ended December 31,
	2021	2022	2023
Numerator:

Net loss available to shareholders of ordinary shares	$(83,946)	$(130,368)	$(66,504)

Denominator:
Shares used in computing basic and diluted net loss per ordinary shares	39,645,453	40,583,002	41,658,424

The total weighted average number of shares related to outstanding options, RSUs and PSUs that have been excluded from the computation of diluted net loss per ordinary share due to their antidilutive effect was 2,734,308, 2,839,883 and 3,013,220 for the years ended December 31, 2021, 2022 and 2023, respectively.

Additionally, approximately 3.6 million shares underlying the Convertible Notes are not considered in the calculation of diluted net loss per share as the effect would be anti-dilutive.